UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017

MEDICAL INNOVATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

(866) 883-3793

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On July 6, 2017 August 10 and September 12, 2017 the Company entered into Promissory Notes with Eagle Equities LLC, these were to be filed on form 8-K and where prepared and inadvertently not filed on Form 8-K. The Company is hereby filing their disclosure on Form 8-K and have attached Exhibit 10.1 respectively, as other exhibits were filed as Exhibits 10.1 and 10.2 in a previous version on Form 8K on November 24, 2017.

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2017, Medical Innovation Holdings, Inc., a Colorado corporation (the “Company”) issued an eight percent (8%) Convertible Promissory Note (the “Note”), Eagle Equities LLC. (“Eagle”) in the amount of seventy-five thousand US dollars ($75,000) to evidence funds lent by Eagle to the Company on July 6, 2017. The Note provides for a maturity date of July 6, 2018.

On August 10, 2017, Medical Innovation Holdings, Inc., a Colorado corporation (the “Company”) issued an eight percent (8%) Convertible Promissory Note (the “Note”), Eagle Equities LLC. (“Eagle”) in the amount of seventy-five thousand US dollars ($75,000) to evidence funds lent by Eagle to the Company on August 10, 2017. The Note provides for a maturity date of August 10, 2018.

On September 12, 2017, Medical Innovation Holdings, Inc., a Colorado corporation (the “Company”) issued an eight percent (8%) Collateralized Promissory Note (the “Note”), Eagle Equities LLC. (“Eagle”) in the amount of fifty thousand US dollars ($50,000) to evidence funds lent by Eagle to the Company on September 12, 2017. The Note provides for a maturity date of May 12, 2018.

The above descriptions of the Notes is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Note, this reference is made to the Note, which is filed hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is a complete list of exhibits filed as part of this Report.

Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Innovation Holdings, Inc.

By:	/s/ Arturo Jake Sanchez
Name:	Arturo “Jake” Sanchez
Title:	CEO

Date: December 1, 2017